Summary Prospectus
May 1, 2021
ProFund VP Large-Cap Value
This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated May 1, 2021, and Statement of Additional Information, dated May 1, 2021, and as each hereafter may be supplemented or amended, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProFunds.com/ProFundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
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Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,
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ProFund VP Large-Cap Value :: 3
Investment Objective
ProFund VP Large-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Value Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.77%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%
Fee Waivers/Reimbursements[1]	-0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%
1
ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2022. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.
Example:This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Value	$171	$548	$951	$2,076
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 97% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProFund Advisors believes, in combination, should track the performance of the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted, market capitalization-weighted index comprising of stocks from the S&P 500 that have been identified as being on the value end of the growth-value spectrum as determined by S&P Dow Jones Indices LLC. The Index is published under the Bloomberg ticker symbol “SVX.”
The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.
•Equity Securities — The Fund invests in common stock issued by public companies.
•Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar

4 :: ProFund VP Large-Cap Value
amount invested in a “basket” of securities or an ETF representing a particular index.
○Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
•Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.
ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the returns of the Index without regard to market conditions, trends or direction.
The Fund will concentrate or focus its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated or focused. As of December 31, 2020, the Index was not concentrated in an industry group, but was focused in the financials and health care industry groups.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
The principal risks described below are intended to provide information about the factors likely to have a significant adverse impact on the Fund’s returns and consequently the value of an investment in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk.
•Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
•Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.
Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all of the securities in the Index, or its

ProFund VP Large-Cap Value :: 5
weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the performance of the Fund and the performance of the Index on such day. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.
•Counterparty Risk — Investing in derivatives and repurchase agreements involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
•Exposure to Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.
•Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the relevant index methodology may actually be appropriately priced or overvalued.
•Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.
•Concentration and Focused Investing — The Index may concentrate (i.e., composed of securities that represent 25 percent or more of the value of the Index) or focus (i.e., composed of securities that represent a substantial portion of its value, but less than 25 percent) in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on the Fund, and if securities of the particular industry or group of industries as a group fall out of favor, the Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
•Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin

6 :: ProFund VP Large-Cap Value
requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.
•Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock — The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. During much of 2020, the unemployment rate in the U.S. was extremely high by historical standards. It is not possible to predict when unemployment and market conditions will return to more normal levels. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to become outdated quickly or inaccurate, resulting in significant losses.
•Index Performance Risk — The Index is maintained by a third party provider unaffiliated with the Fund or ProFund Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
•Active Investor Risk —The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.
In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.
•Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may result in the Fund being unable to trade those and other related financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, political crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
•Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
•Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of

ProFund VP Large-Cap Value :: 7
income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
•Valuation Risk — In certain circumstances (e.g., if ProFund Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProFund Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProFund Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.
Annual Returns as of December 31

Best Quarter (ended 12/31/2020): 13.96%
Worst Quarter (ended 3/31/2020): -25.48%
The year-to-date return as of the most recent quarter, which ended March 31, 2021, was 10.35%.
Average Annual Total Returns
As of December 31, 2020
	One Year	Five Years	Ten Years	Inception Date
ProFund VP Large-Cap Value	-0.06%	8.70%	8.99%	5/3/2004
S&P 500® Value Index[1]	1.36%	10.52%	10.74%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Management
The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and March 2018, respectively.

8 :: ProFund VP Large-Cap Value
Purchase and Sale of Fund Shares
Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions will generally not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are a holder of such a contract or policy, or if you are investing through a pension or retirement plan that is a tax-advantaged arrangement, you may be taxed later upon distributions with respect to or from those contracts or arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Insurance Companies and Other Financial Intermediaries
The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

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P.O. Box 182800
Columbus, OH 43218-2800
ProFunds®
Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800
Phone Numbers
For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122
Fax Number: (800) 782-4797
Website Address: ProFunds.com
Investment Company Act File No. 811-08239
PROVP MAY21